

SOKO

SOKO Fitness & Spa Group

www.sokofitness.com (SOKF.OB)

September 2010

Disclaimers and Note on Forward-Looking Statements

Statements in this presentation and of SOKO's management in connection therewith that relate to beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance and business constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on management's current expectations about future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and by words such as "may," "could," "should," "would," "believe," "expect," "project," "anticipate," "estimate," "intend," "plan" or other similar words or expressions.

Any or all of the forward-looking statements in this presentation or made by management during this presentation may turn out to be in accurate or wrong. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. SOKO addresses these risks in the "Risk Factors" section of its Annual Report on Form 10-K for the year ended May 31, 2009 and in other SEC filings. Because of these risks and uncertainties, SOKO's actual results may differ materially from those that might be anticipated from its forward-looking statements. Other factors beyond those referred to above could also adversely affect SOKO. Therefore, you are cautioned not to place undue reliance on such forward-looking statements. SOKO undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Also, in presenting this material and responding to inquiries in connection with the presentation, management may refer to results, projections, or performance measures that are not prepared in accordance with U.S. generally accepted accounting principles (or GAAP) as reported in the company's SEC filings. You are advised that these results, projections, or performance measures are non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP but rather as a supplement to the GAAP reported results.

This presentation does not constitute or form part of an offer to sell or issue or invitation to purchase or subscribe for any shares of the Company in any jurisdiction, and no part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment. Specifically, this presentation does not constitute a "prospectus" within the meaning of the U.S. Securities Act of 1933, as amended.

The contents of this presentation may not be reproduced, redistributed or passed on, directly or indirectly, to any other person or published, in whole or in part, for any purpose.

I. Company Overview

II. Business Model

III. Financial Highlights

IV. Company Growth Strategy

Investment Proposition

Emerging player in China's large, growing, "Healthy Lifestyle" market;

Market opportunity driven by rising affluence in China

Executing on an aggressive growth strategy funded by current business and recent capital raise

Profitable Growth Company

Only US-listed China-based fitness, spa and beauty service provider

Proven cross-selling and marketing opportunities with high customer retention

New non-surgical aesthetic service offering provides first mover advantage with significant barriers to entry

SOKO's Business

- Founded in 1992
- Operator of high-end, luxury fitness clubs, as well as spa and beauty salon facilities in Northeastern China and Beijing
- Three core business segments
  - 7 fitness centers
  - 12 spas and beauty salons*
    - 1 non-surgical medical beauty facility
  - 1 beauty school
- Facilities strategically located in Harbin, Shenyang, and Beijing
  - Recently signed lease at 5-star Westin Chaoyang Hotel Beijing
- More than thirty thousand clients and members visit clubs in
  - Highly populated, well-developed, yet underserved areas of tier-2 cities
  - Luxury hotels
  - Country clubs and resorts

*Includes Lea Spa Xishan Club, opened May 15, 2010

SOKO's Business

FY Fiscal 2010* Revenue Mix


Beauty School, 5%
Fitness Centers, 18%
Spa and Beauty Salons, 77%

*Fiscal year ends May 31

Financial Highlights

	Fiscal 2010*	Y/Y Growth	Fiscal 2009*	Y/Y Growth
Revenue	$29.9M	53%	$19.6M	40.1%
Gross Margin	68.3%	3%	66.3%	3.4%
Net Income	$10.4M	48.5%	$7.0M	49.5%
EPS (fully diluted)**	$0.56	37%	$0.41	24.2%
Op. Cash Flow	$14.3M	52.5%	$9.4M	93.2%
Stockholder Equity	$44.8M	84.6%	$24.1M	43.9%

***Fiscal Year Ends May 31**
****Based on 18.6M and 17.3M weighted average shares outstanding, respectively**

Organic Growth & Geographic Expansion

- SOKO targets geographic areas where it can capture market share and achieve significant and near-term ROI:
  - Tier-2 cities
  - Select under-penetrated, suburban areas of Tier-1 cities
  - Partnerships with resorts, hotels and developers
- 40% of SOKO's clubs are new or within the 1st year of operation
  - Membership/visits and sales expected to double within two years
- Plans to build or acquire interests in 10 or more facilities in fiscal 2011
  - 4 centers under construction
  - Fully funded


Northeast China: Fastest growing market segment
Beijing: New market expansion
CHINA
Current Facilities

Fitness & Wellness Provider: Yoga & Fitness Clubs

- 7 fitness centers offering traditional and high-end gym services
- Typical club size is 30,000 ft^2
- ~18,000 members in total
- Average annual membership fee: RMB 3,000 (US$441)
- Personal trainer: RMB 150/hr (US$22/hr)
- Approximately 83.5% membership retention rate provides a potential base of recurring and predictable revenue
- Focus on female clientele through Yoga and other programs
- Providing initial customers to spa business, accelerating path to break-even









YOGA WAVE

SOKO®
国际健身俱乐部
SOKO FITNESS & WELLNESS

Spa & Beauty Salons

女王美容 QUEEN'S BEAUTY | Lea Spa | QUEEN 女王医疗美容 HEALTH CARE BEAUTY









- 12 spas and beauty salons including 1 non-surgical medical facility
- Typical facility size is 10,000 ft^2
- 20,000 customers spending, on average, $1,000 per year
- Provides traditional luxury services: facial treatments, specialty massages, and most non-surgical medical beauty procedures
- Predominately female client base. Total client return rate is ~90.5%
- Typical service RMB1,000 (US$147) per visit;
- More expensive routine facial service costs up to RMB13,000 (US$1,912)

Medical Beauty Salons

QUEEN 女王医疗美容 HEALTH CARE BEAUTY





- Opened first non-surgical medical beauty spa in Harbin in September 2009
- Expands range of services to capture new revenue streams
  - New business from existing customers
  - Leverage new offering to attract additional customers to full range of spa services
- Emerging high-growth market with significant barriers to entry based on strict licensing requirements
- Service offerings include: minimally invasive and non-invasive plastic surgery, skin-filling, wrinkle removal, etc.

Market Opportunity Driven by Increasing Affluence in China

- The spa and beauty industry is among China's fastest-growing markets(1)
- In 2009, China accounted for the world's 4th largest population of high net worth individuals(2)
- China's high net worth individual population is expected to triple by 2018(2)
- China also saw GDP growth of 9% and private consumption growth of 8.7% in 2009, the strongest growth in the Asia Pacific Region(2)
- Domestic demand expected to grow at a CAGR of 9.7% from 2009-2013(2)

1 Source: China Professional Beauty Market 2007
2 Source: Capgemini Consulting Technology Outsourcing/Merrill Lynch Wealth Management, Asia-Pacific Wealth Report, 2009

Customer Base Conducive to Future Growth

- SOKO's primary clients and members are middle- and upper-middle class residents of tier-2 cities and suburban areas of tier-1 cities, as well as luxury hotel guests.
- Approximately 75% of current clients and members are female.
- SOKO's focus on these demographics allows SOKO to capitalize on the increasing affluence of Chinese citizens


Customer Composition
Others
26%
Executives
& Professionals
42%
Government
officials
9%
Small
business
owners
23%

SOKO Partners

中國移動有限公司 CHINA MOBILE LIMITED
新世界
浦发银行 SPD BANK
adidas

VIP member sharing and Co-marketing

ALBION
La Colline
MAHLER PARIS

Name Brand Products Distributed by SOKO

黑龙江中医药大学 Heilongjiang University of Chinese Medicine

Diploma program with SOKO vocational school

Customized Solutions for a Healthy and Beautiful Lifestyle

Everyday Needs For a Healthy Lifestyle







Establish Life Long Customers

SOKO 国际健身俱乐部 SOKO FITNESS & WELLNESS

女王美容 QUEEN'S BEAUTY

Lea Spa

QUEEN 女王医疗美容 HEALTH CARE BEAUTY

Best Facilities

Direct Ownership

Expert Mgmt

Superb Services

Proven Cross-Selling Model


SOKO
国际健身俱乐部
女王美容
QUEEN'S BEAUTY
QUEEN 女王医疗美容
Golden Member
Staff and Management Support
Beauty School


Medical Beauty
SOKO
国际健身俱乐部
女王美容
女王美容

- Fitness clubs provide a steady stream of new prospective beauty salon and spa customers
- One new beauty salon for every 2,000 additional fitness club members
- Marketing expense accounts for only 3% of total sales, below the industry average
- High client retention rate
- Targeted products to our Golden Members

Experienced Leadership Team


Tong Liu, CEO and Chairman of the Board
Founder, 17 years of industry experience
Xia Yu, CFO and Director
SOKO veteran & 15 yrs of accounting experience
SOKO
Gideon E. Kory, Director
Investment, banking and financial analyst experience
Su Zhang, Director
Investment and senior management experience
Yang Chen, Director
PRC legal expertise

Revenue / Net Profit Growth

Revenue and Net Income

US$ Thousands


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Revenue CAGR = 51%
Net Income CAGR = 49%

	2006	2007	2008	2009	2010
Rev	$5,738	$7,394	$13,963	$19,569	$29,932
Net Inc	$2,132	$3,020	$4,703	$7,031	$10,441

Fiscal Year Ends May 31

Growing Membership and Store Visits

Fitness Membership (x1,000) & Beauty Salon Visits (x10,000)


30
25
20
15
10
5
0

	2007	2008	2009	2010
Bvisits X10,000	11	16	24	27
Fmembers X1,000	10	10	13	18

Fiscal Year Ends May 31

Stable Margins Amid Rapid Growth

Gross & Net Profit Margin


70%
60%
50%
40%
30%
20%
10%
0%

	2007	2008	2009	2010
Overall Gr. Margin	66%	64%	66%	68%
Overall Net Margin	41%	37%	37%	35%

Number of Locations


18
16
14
12
10
8
6
4
2
0

	2007	2008	2009	2010
School	1	1	1	1
Fitness	2	2	3	7
Beauty	4	5	9	12

Strong Cash Position

- As of May 31, 2010, SOKO had:
  - Cash and cash equivalents of $18.1M, an increase of 852% over $1.9 million as of May 31, 2009
  - Total liabilities and stockholders' equity of $58.5M vs. $29.3M as of May 31, 2009
- On April 29, 2010, SOKO completed a non-brokered private placement for net proceeds of $9.8 million
  - 14-month deferred share registration with no associated warrants
  - Lead investors were IDG Capital and Guerrilla Capital
    - IDG Capital - $2.5 billion under management; investing in China since 1992; Investments include Baidu, Wu Mart, Ctrip.com, and Sohu
    - Guerilla Capital - $180 million China-focused hedge fund; Original SOKO Investor

SOKO
SOKO Fitness & Spa Group

SOKO Growth Strategy

Maintain Direct Control and High Quality	Continue direct control business model to maintain high quality service and brand name value.
Develop and Acquire New Facilities	Plans to build or acquire interests in 10 or more facilities in fiscal 2011, fully funded by operating cash flow, organic growth and proceeds of April 2010 private placement.
Increase Per Member/ Customer Spending	Improve cross-selling model and maintain proper ratio of fitness and beauty/spa clubs to increase sales per customer/member.
Geographic Expansion	Continue to acquire majority ownership of, or other interests in, existing and new facilities to expand SOKO clubs beyond our current geographic regions.

Fitness Club Member Growth


Clubs in Operation over 2 yr
2
Normally more than 4000 member/club
Clubs in Operation less than 2Yr
5
In Construction
1

SOKO
国际健身俱乐部
SOKO FITNESS & WELLNESS


13,000 Fitness Members
18,100 Fitness Members
38k-46k Fitness Members
2009 Actual
2010 Actual
2011 Projection

1. Fitness club takes 2-3 years to reach mature membership level
2. 1 fitness club under construction and 5 clubs in operation less than 2 years expected to bring in additional 20k to 24k new members in 2 years
3. Strong current operating cash flow and organic growth allow us to continue opening new clubs

Beauty & Spa Club Visits Growth


In Operation Over 2 yr
9
In Operation Less than 2 Yr
3
Under Construction
2

Typically >2,000 clients and 30,000 annual visits/spa

女王美容
QUEEN'S BEAUTY


240,000 Spa Club Visits
21,200 Spa Clients 300k Club Visits
>28,000 Spa Clients 420k-450k Club Visits
2009 Actual
2010 Actual
2011 Projection

1. Every mature fitness club is part of a cluster with 2-3 beauty salons & spas
2. Each salon takes 2-3 years to reach maturity
3. 2 salons under construction and 5 salons in operation less than 2 years expected to bring in additional 200,000 annual visits in 2 years
4. Strong current operating cash flow and organic growth allow us to continue opening new salons

SOKO Growth Strategy: Increasing Revenue Contribution per Customer

- **SOKO plans to grow income per customer through the offering of new, value-added services and products including non-surgical medical treatment, nutrition programs, SOKO-branded cosmetic products and other luxury products and services offered by partners**
- As of May 31, 2010

	Total	Spa	Fitness	School
Number of Customers	41,620	21,192	18,128	2,300
Spending per Customer per Year (average)	$790	$1,070	$440	$560

Key Takeaways


Demonstrated track record of growing revenue, net income and gross margin
Strong organic growth with fully funded calendar 2010 & fiscal 2011 expansion plans
Proven business model offers potential for predictable, recurring revenue stream with additional upside
Growing player in high-margin luxury spa and fitness growth market driven by rising affluence in China
Effective cross-selling and marketing opportunities with high customer retention

SOKO
SOKO Fitness & Spa Group

Customized Solutions for a Healthy and Beautiful Lifestyle

Contacts

Shawn Qu
Tel: (908) 208-8681
Email: shawnqu@sokofitness.com

Lee Roth
Tel: (212) 481-2050
Email: soko@thepiacentegroup.com


有成就爱生活SOKO
有成就 爱生活 SOKO